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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  April 15, 2002

                           LANDRY'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-22150                   74-0405386
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                             1510 West Loop South,
                                   Suite 800
                             Houston, Texas, 77027
                    (Address of principal executive offices)


                                 (713) 850-1010
              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

     On April 15, 2002, Landry's Restaurants, Inc. issued a press release announcing its earnings for the first quarter of 2002. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.  EXHIBITS

     (c)  Exhibits.

          *99.1    Landry's Restaurants, Inc. Press Release Issued April 15,
                    2002.
________________________
     *  Filed herewith.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              LANDRY'S RESTAURANTS, INC.



                              By:   /s/ Tilman J. Fertitta
                                    -------------------------------
                                    Tilman J. Fertitta,
                                    Chairman of the Board, President and
                                    Chief Executive Officer

DATED:  April 15, 2002

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